UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2007
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                      PROVIDENT COMMUNITY BANCSHARES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-5735                  57-1001177
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(State or other Jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File Number)        Identification No.)


203 West Main Street, Union, South Carolina                           29379-0886
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (864) 427-9000
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                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.
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        On January 16, 2007, Provident Community Bancshares, Inc., the holding company for Provident Community Bank, N.A., announced its financial results for the quarter and year ended December 31, 2006. The press release announcing financial results for the quarter and year ended December 31, 2006 is included as Exhibit 99.1 and incorporated herein by reference.

Item 8.01       Other Items.
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         On January 16, 2007, the Company issued a press release announcing its intention to move its main office and that of its wholly-owned subsidiary, Provident Community Bank, N.A. from Union, South Carolina to Rock Hill, South Carolina. A copy of the Company's press release dated January 16, 2007 related to the relocation of the main office is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.
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(a)     Financial Statement of Businesses Acquired: Not applicable

(b)     Pro Forma Information: Not applicable

(c)     Shell Company Transactions: Not applicable

(d)     Exhibits

                Number          Description
                ------          -----------
                99.1            Press Release Dated January 16, 2007 - Earnings
                                Release
                99.2            Press Release Dated January 16, 2007 -
                                Relocation of Main Office

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Provident Community Bancshares, Inc.


Dated: January 16, 2007                 By:/s/ Dwight V. Neese
                                           -------------------
                                           Dwight V. Neese
                                           President and Chief Executive Officer